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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 10, 1998

                               BELL SPORTS CORP.

              (Exact name of registrant as specified in charter)


                                   Delaware
                         (State or other jurisdiction
                       of incorporation or organization)

                       Commission File Number:  0-19873

                                  36-3671789
                     (I.R.S. employer identification no.)

                            6350 San Ignacio Avenue
                          San Jose, California 95119
                        (Address of principal executive
                         offices, including zip code)

                                (408) 574-3400
                        (Registrant's telephone number,
                             including area code)

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Item 5.   Other Events

On August 10, 1998, Bell Sports, Inc., a direct and wholly-owned subsidiary of Bell Sports Corp., entered into an agreement to issue (the "Offering") $110,000,000 aggregate principal amount of 11.00% Senior Subordinated Notes due 2008 pursuant to a private placement, which will not be registered under the Securities Act of 1933, as amended. The attached press release provides further detail.

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         Bell Sports Enters Into an Agreement for High Yield Financing

SAN JOSE, Calif. -- (BUSINESS WIRE) -- August 11, 1998 -- Bell Sports Corp. (Nasdaq: BSPT and BSPTG) announced today that its direct, wholly-owned subsidiary, Bell Sports, Inc. has entered into an agreement to issue (the "Offering") $110,000,000 aggregate principal amount of 11.00% Senior Subordinated Notes due 2008 (the "Notes") pursuant to a private placement, which will not be registered under the Securities Act of 1933, as amended.

The Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Interest on the Notes will be payable semi-annually, in arrears, in cash on August 15 and February 15, commencing on February 15, 1999.

The consummation of the Offering is a condition precedent to the consummation of Bell Sports Corp.'s offer to purchase up to $62.5 million of its 4 1/4% Convertible Subordinated Debentures due 2000 dated June 30, 1998.

Certain matters within this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Bell Sports Corp. to be different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Although Bell Sports Corp. believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. These risks are detailed from time to time in the Bell Sports Corp.'s filing with the Securities and Exchange Commission.

CONTACT:  Bell Sports Corp.
          Sondra Lehman, 888/534-9500

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                BELL SPORTS CORP.



                                By: /s/ Linda K. Bounds
                                    ------------------------------------------
                                    Linda K. Bounds, Chief Financial Officer

                                Date:  August 10, 1998

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